UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 22, 2015

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Cabot Microelectronics Corporation (the "Company) on October 22, 2015 announcing the completion of the Company's acquisition of NexPlanar Corporation ("NexPlanar").  This amendment includes the financial statements of NexPlanar and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition.

Item 9.01.                          Financial Statements and Exhibits.
(a)            Financial Statements of Businesses Acquired.

The audited financial statements of NexPlanar Corporation as of and for the year ended December 31, 2014, the notes related thereto and the related independent auditors' report of KPMG LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited financial statements of NexPlanar Corporation as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)            Pro forma financial information

The unaudited pro forma condensed combined statement of income of the Company and NexPlanar for the year ended September 30, 2015, the unaudited pro forma condensed combined balance sheet for the Company and NexPlanar as of September 30, 2015, and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of KPMG, LLP.
99.1	Audited financial statements of NexPlanar Corporation as of and for the year ended December 31, 2014, the notes related thereto and the related independent auditors' report of KPMG, LLP.
99.2	Unaudited financial statements of NexPlanar Corporation as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, and notes related thereto.
99.3
Unaudited pro forma condensed combined statement of income for the year ended September 30, 2015, unaudited pro forma condensed combined balance sheet as of September 30, 2015, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: January 6, 2016	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Executive Vice President and Chief Financial Officer
[Principal Financial Officer]

EXHIBIT INDEX
Exhibit Number	Description
23.1	Consent of KPMG, LLP.
99.1	Audited financial statements of NexPlanar Corporation as of and for the year ended December 31, 2014, the notes related thereto and the related independent auditors' report of KPMG, LLP.
99.2	Unaudited financial statements of NexPlanar Corporation as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, and notes related thereto.
99.3
Unaudited pro forma condensed combined statement of income for the year ended September 30, 2015, unaudited pro forma condensed combined balance sheet as of September 30, 2015, and the notes related thereto.